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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): August 3, 1999

                                   TREEV, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22970               54-1590649
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)

500 Huntmar Park Drive, Herndon, Virginia                         20170
(Address of principal executive offices)                        (Zip code)

                                 (703) 478-2260
              (Registrant's telephone number, including area code)


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



Item 5.           Other Events.

         On August 3, 1999, TREEV, Inc. (the "Company") issued a press release announcing that Thomas A. Wilson has been promoted to Chief Executive Officer. The release also states that Jorge R. Forgues will be leaving his position as Senior Vice President and Chief Financial Officer for personal reasons, but will continue to work with the senior management team in a consulting capacity. Brian
H. Hajost has been promoted to Executive Vice President of Finance and Administration, and Mark A. Paiewonsky has become Vice President of Finance. The Company also announced in that release that it has retained Banc of America Securities LLC as its strategic advisor.

         A copy of the press release appears as Exhibit 99.1 to this Report and is incorporated herein by reference.

         On August 3, 1999, the Company issued a press release announcing its financial results for the second quarter of its fiscal year 1999.

         A copy of the press release appears as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

The following are filed as Exhibits to this Report:

Exhibit Number    Description

99.1              Press Release dated August 3, 1999.

99.2              Press Release dated August 3, 1999.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, TREEV, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       TREEV, INC.

Date: August 3, 1999                   By: /s/ Thomas A. Wilson
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                                           Thomas A. Wilson
                                           President and Chief Executive Officer